Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Secured Digital Applications, Inc. (the "Company") on Form 10-QSB for the quarterly period ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Chee Hong Leong, Chief Financial Officer (principal financial officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                          /s/ Chee Hong Leong
                                          -------------------
                                              Chee Hong Leong
                                              Chief Financial Officer
                                              November 16, 2004